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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☒ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

PMC Commercial Trust

(Name of Registrant as Specified In Its Charter)

Not Applicable

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PMC COMMERCIAL TRUST
17950 Preston Road, Suite 600
Dallas, Texas 75252

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held June 10, 2004

To Our Shareholders:

     You are invited to attend the meeting of shareholders of PMC Commercial Trust, to be held at 17950 Preston Road, Suite 600, Dallas, Texas, on Thursday, June 10, 2004, at 10:00 a.m., Dallas time. The purpose of the meeting is to vote on the following proposals:

Proposal 1:	To elect eight trust managers to serve for a one year term, and until their successors are elected and qualified.

Proposal 2:	To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004.

Proposal 3:	To transact any other business that may properly be brought before the meeting or any adjournments thereof.

     The board of trust managers has fixed the close of business on April 19, 2004 as the record date for determining shareholders entitled to notice of and to vote at the meeting. A form of proxy card and a copy of our annual report to shareholders for the fiscal year ended December 31, 2003 are enclosed with this notice of meeting and proxy statement.

     Your proxy vote is important. Accordingly, you are asked to complete, date, sign and return the accompanying proxy whether or not you plan to attend the meeting. If you plan to attend the meeting to vote in person and your shares are in the name of a broker or bank, you must secure a proxy from the broker or bank assigning voting rights to you for your shares.

BY ORDER OF THE BOARD
   OF TRUST MANAGERS

/s/ Lance B. Rosemore

Lance B. Rosemore
Chief Executive Officer,
President and Secretary

April 29, 2004
Dallas, Texas

PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PERFORMANCE GRAPH
PROPOSAL ONE ELECTION OF TRUST MANAGERS
PROPOSAL TWO RATIFICATION OF INDEPENDENT AUDITORS
SHAREHOLDER PROPOSALS
ANNUAL REPORT

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
Thursday, June 10, 2004

PMC Commercial Trust
17950 Preston Road, Suite 600
Dallas, Texas

     The Board of Trust Managers of PMC Commercial Trust is soliciting proxies to be used at the 2004 meeting of shareholders to be held at 17950 Preston Road, Suite 600, Dallas, Texas, on Thursday, June 10, 2004, at 10:00 a.m., Dallas time (the “Meeting”). This proxy statement, accompanying proxy and annual report to shareholders for the fiscal year ended December 31, 2003 are first being mailed to shareholders on or about April 29, 2004. Although the annual report is being mailed to shareholders with this proxy statement, it does not constitute part of this proxy statement.

Who Can Vote

     Only shareholders of record as of the close of business on April 19, 2004, are entitled to notice of and to vote at the Meeting. As of April 19, 2004, we had 10,844,091 shares of beneficial interest (collectively, the “Shares”) outstanding. Each holder of record of the Shares on the record date is entitled to one vote on each matter properly brought before the Meeting for each Share held.

How You Can Vote

     Shareholders cannot vote at the Meeting unless the shareholder is present in person or represented by proxy. You are urged to complete, sign, date and promptly return the proxy in the enclosed postage-paid envelope after reviewing the information contained in this proxy statement and in the annual report. Valid proxies will be voted at the Meeting and at any adjournments of the Meeting as you direct in the proxy.

Revocation of Proxies

     You may revoke your proxy at any time prior to the start of the Meeting in three ways:

(1)	by delivering written notice to our Corporate Secretary, Lance B. Rosemore, at PMC Commercial Trust, 17950 Preston Road, Suite 600, Dallas, Texas 75252;

(2)	by submitting a duly executed proxy bearing a later date; or

(3)	by attending the Meeting and voting in person.

     Voting by proxy will in no way limit your right to vote at the Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote at the Meeting. If no direction is given and the proxy is validly executed, the shares represented by the proxy will be voted as recommended by our board of trust managers. The persons authorized under the proxies will vote upon any other business that may properly come before the Meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the time of mailing this proxy statement, we do not anticipate that any other matters would be raised at the Meeting.

Required Vote

     The presence, in person or represented by proxy, of the holders of a majority of the Shares (5,422,046 Shares) entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. However, if a quorum is not present at the Meeting, a majority of the shareholders, present in person or represented by proxy, have the power to adjourn the Meeting until a quorum is present or represented.

     The affirmative vote of the holders of a majority of the Shares present in person or represented by proxy is required to elect trust managers.

     The affirmative vote of the holders of a majority of the Shares, voting together as a single class, present in person or represented by proxy is required to ratify the selection of PricewaterhouseCoopers LLP as our independent auditors.

     Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and of determining the outcome of any matter submitted to the shareholders for a vote; however, abstentions will not be deemed outstanding and, therefore, will not be counted in the tabulation of votes cast on proposals presented to shareholders.

     The Texas Real Estate Investment Trust Act and the Company’s Bylaws do not specifically address the treatment of abstentions and broker non-votes. The election inspectors will treat Shares referred to as “broker non-votes” (i.e., Shares held by brokers or nominees as to which instructions have not been received from the beneficial owners and as to which the broker or nominee does not have discretionary voting power on a particular matter) as Shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those Shares will be treated as not present and not entitled to vote with respect to that matter (even though those Shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

Cost of Proxy Solicitation

     The cost of soliciting proxies will be borne by us. Proxies may be solicited on our behalf by our trust managers, officers or employees in person, by telephone, facsimile or by other electronic means.

     In accordance with SEC regulations, we will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials and soliciting proxies from the beneficial owners of Shares.

GOVERNANCE OF THE COMPANY

Board of Trust Managers

     Pursuant to our declaration of trust and our bylaws, our business, property and affairs are managed under the direction of our board of trust managers (the “Board”). Members of our Board are kept informed of our business through discussions with the chairman of the board and officers, by reviewing materials provided to them and by participating in meetings of our Board and its committees. Board members have complete access to the Company’s management team and the independent auditors. Our Board and each of the key committees-Audit, Compensation, Nominating and Corporate Governance (collectively, the “Committees”)-also have authority to retain, at the Company’s expense, outside counsel, consultants or other advisors in the performance of their duties. The Company’s Corporate Governance Guidelines require that a majority of the trust managers be independent within the meaning of American Stock Exchange (“AMEX”) standards.

Statement on Corporate Governance

     The Company is dedicated to establishing and maintaining the highest standards of corporate governance. The Board has implemented many corporate governance measures designed to serve the long-term interests of our shareholders and further align the interests of trust managers and management with our shareholders. The major changes approved by the Board, through the adoption of a code of business conduct and ethics and corporate governance guidelines and enacted by the Company include:

•	prohibiting the repricing of options under our incentive plan;

•	increasing the overall independence of our Board and the Committees;

•	scheduling executive sessions of the non-management trust managers on a regular basis;

•	conducting annual evaluations of our Board, the Committees and individual trust managers;

•	establishing share ownership guidelines for senior officers of the Company;

•	requesting trust managers to visit properties every year;

•	limiting members of its Audit Committee to service on not more than three other public company audit committees;

•	adopting a Pre-Approval Policy for Audit and Non-Audit Services;

•	limiting the CEO’s service to not more than three other public company boards;

•	revising the existing Audit Committee Charter; and

•	adopting formal charters for the Committees.

     Executive Sessions. Pursuant to the Company’s Corporate Governance Guidelines, the non-management trust managers meet in separate executive sessions at least three times a year. These trust managers may invite the chief executive officer or others, as they deem appropriate, to attend a portion of these sessions.

     Contacting the Board. Our Board welcomes your questions and comments. If you would like to communicate directly with our Board, or if you have a concern related to the Company’s business ethics or conduct, financial statements, accounting practices or internal controls, then you may submit your correspondence to our Secretary of the Company. All communications will be forwarded to the Chairman of our Audit Committee.

     Code of Business Conduct and Ethics. Our Board has adopted a Code of Business Conduct and Ethics that applies to all trust managers, officers and employees, including the Company’s principal executive officer and principal financial and accounting officer. The purpose of the Code of Business Conduct and Ethics is to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships to promote full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by the Company and to promote compliance with all applicable rules and regulations that apply to the Company and its officers and trust managers. If our Board amends any provisions of the Code of Business Conduct and Ethics that apply to the Company’s chief executive officer or senior financial officers or grants a waiver in favor of any such persons, the Company will promptly publish the text of the amendment or the specifics of the waiver on its website.

     As all shareholders are aware, there has been a dramatic and continuing evolution of ideas about sound corporate governance. We intend to continue to act promptly to incorporate not only the actual requirements of rules adopted but additional voluntary measures we deem appropriate. Charters for the Audit, Compensation, Nominating and Corporate Governance Committees and the Company’s Corporate Governance Guidelines and Code of Business Conduct and Ethics will be able to be viewed on the Company’s website at www.pmctrust.com under the Corporate Governance section. In addition, the Committee Charters are attached to this proxy statement as Appendices A, B and C and the Company will mail copies of the Corporate Governance Guidelines to shareholders upon their written request.

Meetings and Committees of the Board of Trust Managers

     General. During the fiscal year ended December 31, 2003, our Board held four (4) regular meetings and three (3) special meetings. Each of the trust managers attended all meetings held by our Board and all meetings of each standing committee of our Board on which such trust managers served during the fiscal year ended December 31, 2003. Our Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. In addition, a special committee comprised of the independent trust managers was formed during 2002 in connection with the merger with PMC Capital, Inc. and held five (5) meetings.

     During our 2003 fiscal year, our Board had two standing committees: an Audit Committee and an independent trust managers committee. Our Board established our Nominating and Corporate Governance Committee and Compensation Committee in March 2004.

     Audit Committee. The Audit Committee currently consists of Nathan G. Cohen, Irving Munn, Theodore J. Samuel and Ira Silver. The Audit Committee, which, during 2003, consisted of Mr. Cohen, Mr. Munn and Dr. Silver, met four (4) times during the fiscal year ended December 31, 2003. The Audit Committee is comprised entirely of trust managers who meet the independence and financial literacy requirements of AMEX listing standards as well as the standards established under the Sarbanes-Oxley Act of 2002. In addition, our Board has determined that Mr. Munn qualifies as an “audit committee financial expert” as defined in SEC rules. The Audit Committee’s responsibilities include providing assistance to our Board in fulfilling its responsibilities with respect to oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications, performance and independence, and the performance of the Company’s internal audit function. In accordance with its charter, the Audit Committee has sole authority to appoint and replace the independent auditors, determine who reports directly to the Committee, approve the engagement fee of the independent auditors and pre-approve the audit services and any permitted non-audit services they may provide to the Company. In addition, the Audit Committee reviews the scope of audits as well as the annual audit plan, evaluates matters relating to the audit and internal controls of the Company and approves all related party transactions. The Audit Committee holds separate executive sessions, outside the presence of senior management, with the Company’s independent auditors.

     Compensation Committee. The Compensation Committee consists of Dr. Silver, Roy H. Greenberg and Barry A. Imber. The Compensation Committee is comprised entirely of trust managers who meet the independence requirements of the AMEX listing standards. The Compensation Committee’s responsibilities include establishing the Company’s general compensation philosophy, overseeing the Company’s compensation programs and practices, including incentive and equity-based compensation plans, reviewing and approving executive compensation plans in light of corporate goals and objectives, evaluating the performance of the chief executive officer in light of these criteria and establishing the chief executive officer’s compensation level based on such evaluation, evaluating the performance of the other executive officers and their salaries, bonus and incentive and equity compensation, reviewing and making recommendations concerning proposals by management regarding compensation, bonuses, employment agreements, loans to non-executive employees and other benefits and policies respecting such matters for employees of the Company The Compensation Committee was not constituted until March 2004 and, therefore, did not meet during the fiscal year ended December 31, 2003.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating Committee”) consists of Mr. Greenberg, Mr. Cohen and Mr. Munn. The Nominating Committee’s duties include adopting criteria for recommending candidates for election or re-election to our Board and its committees considering issues and making recommendations considering the size and composition of our Board. The Nominating Committees will also consider nominees for trust manager suggested by shareholders in written submissions to the Company’s Secretary. The Nominating Committee was not constituted until March 2004 and, therefore, did not meet during the fiscal year ended December 31, 2003.

Trust Manager Nomination Procedures

     Trust Manager Qualifications. The Company’s Nominating Committee has established policies for the desired attributes of our Board as a whole. The Board will seek to ensure that a majority of its members are independent within AMEX listing standards. Each trust manager generally may not serve as a member of more than six other public company boards. Each member of our Board must possess the individual qualities of integrity and accountability, informed judgment, financial literacy, high performance standards and must be committed to representing the long-term interests of the Company and the shareholders. In addition, trust managers must be committed to devoting the time and effort necessary to be responsible and productive members of our Board. Our Board values diversity, in its broadest sense, reflecting, but not limited to, profession, geography, gender, ethnicity, skills and experience.

     Identifying and Evaluating Nominees. The Nominating Committee regularly assesses the appropriate number of trust managers comprising our Board, and whether any vacancies on our Board are expected due to retirement or otherwise. The Nominating Committee may consider those factors it deems appropriate in evaluating trust manager candidates including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of our Board, certain factors may be weighed more or less heavily by the Nominating Committee. In considering candidates for our Board, the Nominating Committee evaluates the entirety of each candidate’s credentials and, other than the eligibility requirements established by the Nominating Committee, does not have any specific minimum qualifications that must be met by a nominee. The Nominating Committee considers candidates for the Board from any reasonable source, including current Board members, shareholders, professional search firms or other persons. The Nominating Committee does not evaluate candidates differently based on who has made the recommendation. The Nominating Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.

     Shareholder Nominees. The Nominating Committee will consider properly submitted shareholder nominees for election to our Board and will apply the same evaluation criteria in considering such nominees as it would to persons nominated under any other circumstances. Such nominations may be made by a shareholder entitled to vote who delivers written notice along with any other additional information and materials reasonably required by the Company to the Secretary of the Company not later than the close of business on the 70th day, and not earlier than the close of business on the 90th day, prior to the anniversary of the preceding year’s Meeting. For the Company’s Meeting in the year 2005, the Secretary must receive this notice after the close of business on March 7, 2005, and prior to the close of business on March 25, 2005.

     Any shareholder nominations proposed for consideration by the Nominating Committee should include the nominee’s name and sufficient biographical information to demonstrate that the nominee meets the qualification requirements for board service as set forth under “Trust Manager Qualifications.” The nominee’s written consent to the nomination should also be included with the nomination submission, which should be addressed to: PMC Commercial Trust, 17950 Preston Road, Suite 600, Dallas, Texas 75252, Attn: Secretary.

Independence of Trust Managers

     Pursuant to the Company’s Corporate Governance Guidelines, which require that a majority of our trust managers be independent within the meaning of AMEX corporate governance standards, our Board undertook a review of the independence of trust managers nominated for election at the Meeting. During this review, our Board considered transactions and relationships during the prior year between each trust manager or any member of his or her immediate family and the Company. As provided in the Corporate Governance Guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the trust manager is independent.

     As a result of this review, our Board affirmatively determined that all the trust managers nominated for election at the Meeting are independent of the Company and its management with the exception of Dr. Martha R. Greenberg, Dr. Andrew S. Rosemore and Mr. Lance B. Rosemore.

Compensation of Trust Managers

     The non-employee trust managers are paid an annual retainer of $5,000, payable quarterly. The Company reimburses the non-employee trust managers for their expenses related to attending Board or committee meetings. For the year ended December 31, 2003, Ira Silver received $21,250, Nathan G. Cohen received $20,500, Irving Munn received $19,500, Roy H. Greenberg received $15,000 and Martha R. Greenberg received $12,000 for services rendered as trust managers, including the annual retainer.

     The Company’s 1993 Trust Managers Share Option Plan, as amended (the “Trust Managers Plan”), automatically grants options to purchase 2,000 Shares to each non-employee trust manager on the first business day of June after such trust manager initially takes office and additional options to purchase 1,000 Shares are granted on the first business day of June thereafter so long as such trust manager is re-elected to serve as a trust manager. Such options are priced at the fair market value of the Shares (the closing price) on the date of grant. The options granted under the Trust Managers Plan become exercisable one year after date of grant and expire if not exercised on the earlier of (1) thirty (30) days after the option holder no longer holds office as a trust manager for any reason and (2) five (5) years after the date of grant. Each of Mr. Cohen, Mr. Greenberg, Mr. Munn, Dr. Greenberg and Dr. Silver was granted an option to acquire 1,000 Shares on June 11, 2003, at an exercise price of $13.78 per Share.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our Shares as of April 19, 2004 by (1) each person known by us to own beneficially more than 5% of our outstanding Shares, (2) all current trust managers, (3) each current named executive officer, and (4) all current trust managers and current named executive officers as a group. Unless otherwise indicated, the Shares listed in the table are owned directly by the individual, or by both the individual and the individual’s spouse. Except as otherwise noted, the individual had sole voting and investment power as to shares shown or, the voting power is shared with the individual’s spouse.

				Percent of
		Unexercised	Common Shares	Common Shares
	Common	Options	Owned	Owned
Name	Shares Owned	Exercisable	Beneficially	Beneficially
Andrew S. Rosemore(1)	508,980	32,750	541,730	5.0%
Lance B. Rosemore(2)	174,875	35,710	210,585	2.0%
Jan F. Salit (3)	11,089	34,156	45,245	*
Barry N. Berlin(4)	9,631	34,230	43,861	*
Cheryl T. Murray	2,274	18,505	20,779	*
Nathan G. Cohen(5)	6,600	2,000	8,600	*
Martha R. Greenberg(6)	320,498	2,000	322,498	3.0%
Roy H. Greenberg	7,000	3,000	10,000	*
Thomas Hamill	4,136	—	4,136	*
Barry A. Imber(7)	11,577	—	11,577	*
Irving Munn	2,800	4,000	6,800	*
Theodore J. Samuel	—	—	—	*
Ira Silver	4,000	2,000	6,000	*
Trust Managers and Executive Officers as a group (13 persons)	1,063,460	168,351	1,231,811	11.4%

*	Less than 1%.

(1)	Includes 292,132 shares held in his individual retirement accounts, 13,940 shares held in a trust of which Dr. Rosemore is the beneficiary, 163,777 shares held by a partnership of which Dr. Rosemore and his wife are general partners and 4,471 shares held in the name of his children.

(2)	Includes 6,383 shares in which his children have a beneficial interest, 74,805 shares held jointly with his wife, 4,786 shares held in an IRA, 14,755 shares held in trust for the benefit of Mr. Rosemore and his children, 2,442 shares held by a partnership for the benefit of Mr. Rosemore and his children and 1,569 shares held in an IRA by Mr. Rosemore’s wife.

(3)	Includes 362 shares held in an IRA.

(4)	Includes 171 shares held in the name of his minor child.

(5)	Includes 1,500 shares held in the name of his wife.

(6)	Includes 14,618 shares held in an IRA, 99,879 shares held jointly with her husband, 98,479 shares held in a pension trust, 1,938 shares held by a partnership for the benefit of Dr. Greenberg, and 14,141 shares held in trust for the benefit of Dr. Greenberg and her children. Does not include 64,628 shares owned by her husband, as to which shares she disclaims any beneficial interest.

(7)	Includes 396 shares held in an IRA for the benefit of his wife and 793 shares held in an IRA for Mr. Imber.

MANAGEMENT

     The following table sets forth the executive officers and other key members of management of the Company.

Name	Age	Title
Andrew S. Rosemore	57	Chairman of the Board, Executive Vice President, Chief Operating Officer and Treasurer
Lance B. Rosemore	55	President, Chief Executive Officer and Secretary
Jan F. Salit	53	Executive Vice President, Chief Investment Officer and Assistant Secretary
Barry N. Berlin	43	Chief Financial Officer
Cheryl T. Murray	37	General Counsel

Business Experience

     For the business experience of Andrew S. Rosemore and Lance B. Rosemore, see “Proposal One — Election of Trust Managers.”

     Jan F. Salit has been Executive Vice President of PMC Commercial since June 1993, and Chief Investment Officer and Assistant Secretary since January 1994. He was also Executive Vice President of PMC Capital from May 1993 to February 2004 and Chief Investment Officer and Assistant Secretary of PMC Capital from March 1994 to February 2004. From 1979 to 1992, Mr. Salit was employed by Glenfed Financial Corporation and its predecessor company Armco Financial Corporation, a commercial finance company, holding various positions including Executive Vice President and Chief Financial Officer.

     Barry N. Berlin has been Chief Financial Officer of PMC Commercial since June 1993. Mr. Berlin was also Chief Financial Officer of PMC Capital from November 1992 to February 2004. From August 1986 to November 1992, he was an audit manager with Imber and Company, Certified Public Accountants. Mr. Berlin is a certified public accountant.

     Cheryl T. Murray has been General Counsel of PMC Commercial since March 1994. Ms. Murray was also General Counsel of PMC Capital from March 1994 to February 2004. From 1992 to 1994 she was associated with the law firm of Johnson & Gibbs, P.C. and practiced in the financial services department. Ms. Murray earned her law degree from Northwestern University School of Law.

Compensation of Executive Officers

     The below table represents the compensation paid to each of the executive officers in their capacities as executive officers of PMC Capital, Inc. On February 29, 2004, PMC Capital, Inc. was merged into the Company (the “Merger”) and, as a result, each of the former PMC Capital executive officers became employees of the Company. Prior to the Merger, the Company had not paid any compensation to any of its executive officers. The table sets forth all compensation, cash and options, received during the fiscal years 2003, 2002 and 2001, all of which was paid by PMC Capital.

				Long-Term
		Annual Compensation		Compensation Awards
					All Other
Name and				Securities Underlying	Compensation
Principal Position	Year	Salary	Cash Bonus	Options (1)	(2)(3)
Lance B. Rosemore	2003	$315,000	$32,700	3,700	$46,890
Chief Executive Officer	2002	315,000	34,900	3,330	42,697
President	2001	315,000	62,000	2,960	37,569
Secretary
Andrew S. Rosemore	2003	$284,500	$32,700	3,700	$26,294
Chairman of the Board	2002	287,500	34,900	3,330	22,041
Chief Operating Officer	2001	287,000	62,000	2,960	22,349
Executive Vice President
Jan F. Salit	2003	$191,500	$22,100	3,330	$32,459
Chief Investment Officer	2002	187,500	23,600	2,960	26,996
Executive Vice President	2001	185,500	41,000	2,590	28,087

Barry N. Berlin	2003	$191,500	$22,100	3,330	$34,301
Chief Financial Officer	2002	187,500	23,600	2,960	27,886
	2001	185,500	41,000	2,590	28,644

Cheryl T. Murray	2003	$139,050	$10,900	1,665	$18,554
General Counsel	2002	136,351	11,600	1,665	19,267
	2001	132,750	20,000	1,480	18,184

(1)	Reflects options granted as employees of PMC Capital, Inc. (number of options after conversion at 0.37 ratio).

(2)	The Company has determined that the amount of perquisites and other personal benefits paid to each of the executive officers not listed in the compensation table does not exceed the lesser of $50,000 or 10% of each such person’s annual salary and bonus reported in such table and that the aggregate amount of perquisites and other personal benefits paid to all executive officers and directors as a group does not exceed the lesser of 10% of all such person’s annual salary and bonus or $600,000 ($50,000 multiplied by 12, the number of executive officers and directors). Accordingly, none of such perquisites and other personal benefits is included in the above table.

(3)	All other compensation consists of the following:

Name and			Unused	Deferred
Principal Position	Year	Car Allowance	Vacation Pay	Compensation Plan
Lance B. Rosemore	2003	$6,600	$20,596	$19,694
Chief Executive Officer	2002	6,600	20,596	15,441
President	2001	5,667	15,144	16,758
Secretary
Andrew S. Rosemore	2003	$6,600	—	$19,694
Chairman of the Board	2002	6,600	—	15,441
Chief Operating Officer	2001	5,591	—	16,758
Executive Vice President
Jan F. Salit	2003	$5,400	$7,365	$19,694
Chief Investment Officer	2002	4,420	7,135	15,441
Executive Vice President	2001	4,194	7,135	16,758

Barry N. Berlin	2003	$5,400	$9,207	$19,694
Chief Financial Officer	2002	5,080	7,365	15,441
	2001	4,751	7,135	16,758

Cheryl T. Murray	2003	—	$3,744	$14,810
General Counsel	2002	—	4,932	14,335
	2001	—	3,260	14,934

Option Grants

     There were no stock options granted to executive officers under the Employee Plan in the fiscal year ended December 31, 2003.

Option Exercises and Year End Option Values

     The following table sets forth, for each of the executive officers, information regarding exercise of stock options during the fiscal year ended December 31, 2003 and the value of unexercised stock options as of December 31, 2003. The closing price for the Shares, as reported by the American Stock Exchange, on December 31, 2003 (the last trading day of the fiscal year) was $15.23.

Number of Securities
	Shares		Underlying Unexercised	Value of Unexercised
	Acquired		Options at December 31,	In-the-Money Options at
	on		2003	December 31, 2003
	Exercise	Value Realized	(exercisable/unexercisable)	(exercisable/unexercisable)
Name	(#)	($)	(#)	($)
Andrew S. Rosemore	- -	- -	23,500 (e)/- (u)	$65,899 (e)/-	(u)
Lance B. Rosemore	- -	- -	23,500 (e)/- (u)	65,899 (e)/-	(u)
Jan F. Salit	- -	- -	23,500 (e)/- (u)	65,899 (e)/-	(u)
Barry N. Berlin	- -	- -	23,500 (e)/- (u)	65,899 (e)/-	(u)
Cheryl T. Murray	- -	- -	14,000 (e)/- (u)	44,950 (e)/-	(u)

(u)	Options are not exercisable within 60 days of the date hereof.
(e)	Options are currently exercisable.

Employment Agreements

     PMC Capital entered into employment agreements with Lance B. Rosemore, Andrew S. Rosemore, Jan F. Salit, Barry N. Berlin and Cheryl T. Murray. These agreements were assumed by the Company pursuant to the Merger. Each of these employment agreements is substantially similar and provides for at least annual reviews by the Board of the salaries contained therein, with a minimum salary equal to the executive’s compensation on June 1, 1998. In addition, the Board may determine, in its discretion, to award bonuses to each of the foregoing persons based on the Company’s performance. Each of the employment agreements also provides that if the executive’s job responsibilities are substantially modified or substantial changes are made to the executive’s working conditions, the executive could resign and be entitled to be paid by the Company an amount equal to 2.99 times the average of the last three years annual compensation paid to the executive. Each of the employment agreements, other than Ms. Murray’s, expires on September 30, 2006.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our trust managers and executive officers and persons who own more than 10% of a registered class of our equity securities, to file reports of holdings and transactions in our securities with the SEC. Executive officers, trust managers and greater than 10% beneficial owners are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file with the SEC.

     Based solely upon a review of the reports furnished to us with respect to our 2003 fiscal year, we believe that all SEC filing requirements applicable to our trust managers and executive officers were satisfied.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As a result of the Merger effective February 29, 2004, there are no longer any related party transactions.

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the PMC Commercial Shares with the cumulative total return of the S&P 500 Index, Russell 2000, the SNL All Hybrid REITs index and PMC Commercial’s peer group which consists of the publicly traded mortgage REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq Stock Market’s National Market for the period from January 1, 1998 through December 31, 2003 assuming an investment of $100 on January 1, 1998 and the reinvestment of dividends. The SNL All Hybrid REITs index consists of those REITs identified by SNL Financial LC which own both mortgage loans and equity interests in real estate and are traded on the New York Stock Exchange, the American Stock Exchange and the Nasdaq Stock Market’s National Market. The entities included in the SNL All Hybrid REITs index include substantially all of the members of PMC Commercial’s peer group. The share price performance shown on the graph is not necessarily indicative of future price performance.

     The graph shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933, or the Securities Exchange Act of 1934, or incorporated by reference in any document so filed.

	Period Ending
Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
PMC Commercial Trust	100.00	70.03	71.69	123.97	128.38	175.17
S&P500*	100.00	121.11	110.34	97.32	75.75	97.51
Russell 2000	100.00	121.26	117.59	120.52	95.83	141.11
SNL All Hybrid REITs	100.00	63.12	47.58	94.12	97.85	179.48
PMC Commercial Trust Peer Group**	100.00	46.40	57.31	100.32	130.51	194.54

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2004. Used with permission. All rights reserved. crsp.com

** The PMC Commercial Trust Peer Group consists of mortgage REITs traded on NYSE, AMEX, and NASDAQ.

PROPOSAL ONE
ELECTION OF TRUST MANAGERS

     At the Meeting, eight trust managers will be elected by the shareholders, each trust manager to serve until his successor has been duly elected and qualified, or until the earliest of his death, resignation or retirement.

     The persons named in the enclosed proxy will vote your shares as you specify on the enclosed proxy form. If you return your properly executed proxy but fail to specify how you want your shares voted, the shares will be voted in favor of the nominees listed below. Our Board has proposed the following nominees for election as trust managers at the Meeting.

Nominees

Name	Age	Principal Occupation	Trust Manager Since
Nathan G. Cohen	58	Mr. Cohen has been President of Consultants Unlimited, a management and financial consulting firm, since August 2001. From November 1984 to 2001, he was the Controller of Atco Rubber Products, Inc.	May 1994

Martha R. Greenberg	52	Dr. Greenberg has practiced optometry for 30 years in Russellville, Alabama and is the President Elect of the Alabama Optometric Association. Dr. Greenberg was a director of PMC Capital from 1984 to February 2004. Dr. Greenberg is not related to Roy H. Greenberg, but is the sister of Lance B. Rosemore and Andrew S. Rosemore.	May 1996

Roy H. Greenberg	46	Mr. Greenberg has been the President of Whitehall Real Estate, Inc., a real estate management firm, since December 1989. From June 1985 to December 1989, he was Vice President of GHR Realty Holding Group, Inc., a real estate management company.	September 1993

Barry A. Imber	57	Mr. Imber has been a principal of Imber and Company, Certified Public Accountants, or its predecessor, since 1982. Mr. Imber was a trust manager of PMC Commercial from September 1993 to March 1995 and a director of PMC Capital from March 1995 to February 2004.	February 2004

Irving Munn	55	Mr. Munn is a financial advisor and has been the President of Munn & Morris Financial Advisors, Inc. since July 1999. He has been a registered representative with Raymond James Financial Services since 1997. As a certified public accountant, he was a principal of Kaufman, Munn and Associates, P.C., a public accounting firm, since 1990 and President from 1993 to November 2000. He is currently the President of Irving Munn, P.C., a public accounting firm.	September 1993

Andrew S. Rosemore	57	Dr. Rosemore has been Chairman of the Board of Trust Managers since January 1994 and has been Executive Vice President, Chief Operating Officer and Treasurer of PMC Commercial since June 1993. He was the Chief Operating Officer of PMC Capital from May 1992 to February 2004 and Executive Vice President of PMC Capital from 1990 to February 2004. Dr. Rosemore was a director of PMC Capital from 1989 to August 1999. Dr. Rosemore is the brother of Martha R. Greenberg and Lance B. Rosemore.	June 1993

Name	Age	Principal Occupation	Trust Manager Since
Lance B. Rosemore	55	Mr. Rosemore has been President, Chief Executive Officer and Secretary of PMC Commercial since June 1993. He was the Chief Executive Officer of PMC Capital from May 1992 to February 2004 and President of PMC Capital from 1990 to February 2004. Mr. Rosemore was Secretary of PMC Capital from 1983 to February 2004. Mr. Rosemore was a director of PMC Capital from 1983 to February 2004. Mr. Rosemore is the brother of Martha R. Greenberg and Andrew S. Rosemore.	June 1993

Ira Silver	59	Dr. Silver is Associate Professor of Professional Practice in Managerial Economics at TCU’s Neeley School of Business where he teaches economics and finance to MBA and executive MBA students. He is also an economic consultant to the G7 Group, a political and economic research and advisory firm.. Formerly, he was Assistant Director of Planning and Analysis and Chief Economist at JCPenney where he spent 22 years. Dr. Silver was a director of PMC Capital from 1992 through 1994. Dr. Silver holds a Ph.D. in Economics from the City University of New York.	May 1996

     Our Board recommends that you vote FOR the election of trust managers as set forth in Proposal One. Proxies solicited by our Board will be so voted unless you specify otherwise in your proxy.

AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited financial statements with management and PricewaterhouseCoopers LLP, our independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, written communication from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed their independence with the independent auditors. Based upon these reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC.

     Based on the foregoing review and discussions and relying thereon, we have recommended to our Board that the audited financial statement for the year ended December 31, 2003 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

     The members of the Audit Committee are independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ Listing Standards.

     The Audit Committee also recommended the appointment, subject to shareholder ratification, of PricewaterhouseCoopers as our independent auditors for 2004 and our Board concurred with such recommendation.

     This section of the proxy statement is not deemed “filed” with the SEC and is not incorporated by reference into our Annual Report on Form 10-K.

     This Audit Committee report is given by the following members of the Audit Committee:

Nathan Cohen
Irvin G. Munn
Ira Silver

PROPOSAL TWO
RATIFICATION OF INDEPENDENT AUDITORS

     Based upon the recommendation of the Audit Committee, the shareholders are urged to ratify the appointment by our Audit Committee of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2004. PricewaterhouseCoopers LLP has served as our independent auditor since June 1993 and is familiar with our affairs and financial procedures. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting to answer any questions you may have.

Principal Accounting Firm Fees

     Aggregate fees billed to the Company for the years ended December 31, 2003 and 2002 by the Company’s principal accounting firm, PricewaterhouseCoopers LLP were as follows:

	2003		2002
Audit Fees	$225,430	(a)	$104,735	(a)
Tax Returns and Compliance	32,351	(b)	33,847	(b)

Total Fees	$257,781		$138,582

(a)	Audit fees consisted of professional services performed in connection with the audit of the Company’s annual financial statements, review of financial statements included in its Form 10-Qs and review and consents issued in connection with the Form S-4 for the merger with PMC Capital, Inc.

(b)	Tax returns and compliance consisted principally of assistance with matters related to tax compliance, tax planning, and tax advice.

Pre-Approval Policies

     The Company’s Audit Committee, pursuant to its exclusive authority, has reviewed and approved the Company’s engagement of PricewaterhouseCoopers LLP as its independent auditors, and the incurrence of all of the fees described above, for 2003 and has selected PricewaterhouseCoopers LLP as independent auditors for 2004, subject to review and approval of the final terms of its engagement as such and its audit fees. The Audit Committee has also adopted Pre-Approval Policies for all other services PricewaterhouseCoopers LLP may perform for the Company in 2004. The Pre-Approval Policies detail with specificity the services that are authorized within each of the above-described categories of services and provide for aggregate maximum dollar amounts for such pre-approved services. Any additional services not described or otherwise exceeding the maximum dollar amounts prescribed by the Pre-Approval Policies for 2004 will require the further advance review and approval of the Audit Committee. The Audit Committee has delegated the authority to grant any such additional required approval to its Chairman between meetings of the Committee, provided that the Chairman report the details of the exercise of any such delegated authority at the next meeting of the Audit Committee.

     Our Board unanimously recommends that you vote FOR this proposal. Proxies solicited by our Board will be so voted unless you specify otherwise in your proxy.

SHAREHOLDER PROPOSALS

     To be included in the proxy statement, any proposals of holders of Shares intended to be presented at the Meeting of shareholders of the Company to be held in 2005 must be received by the Company, addressed to Mr. Lance B. Rosemore, Secretary of the Company, 17950 Preston Road, Suite 600, Dallas, Texas, 75252, no later than February 1, 2005 and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

ANNUAL REPORT

     We have provided without charge a copy of the annual report to shareholders for fiscal year 2003 to each person being solicited by this proxy statement. Upon the written request by any person being solicited by this proxy statement, we will provide without charge a copy of the annual report on Form 10-K as filed with the SEC (excluding exhibits, for which a reasonable charge shall be imposed). All requests should be directed to: the Company’s Investor Relations Department at 17950 Preston Road, Suite 600, Dallas, Texas 75252.

BY ORDER OF THE BOARD
   OF TRUST MANAGERS

/s/ Lance B. Rosemore

Lance B. Rosemore
Chief Executive Officer and Secretary

APPENDIX A

AUDIT COMMITTEE CHARTER

     PURPOSES:

The purposes of the Audit Committee (the “Committee”) of the Board of Trust Managers (“Board”) of PMC Commercial Trust (the “Company”) are as follows:

1. To assist Board oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence, and (d) the performance of the independent auditors and the Company’s internal audit function.

2. To prepare the report of the Committee for inclusion in the Company’s annual proxy statement, in accordance with applicable rules and regulations of the Securities and Exchange Commission (“SEC”).

MEMBERSHIP:

The Committee shall be comprised of three (3) or more members of the Board. The Committee shall be organized in compliance with rules and listing standards established by the principal exchange on which the Company’s common shares are traded (the “Exchange”) from time to time and applicable SEC rules. The Board shall appoint members of the Committee for one-year terms and members shall serve at the pleasure of the Board. The Board shall designate one of the Committee members to serve as chairman of the Committee. No member of the Committee may receive any compensation from the Company other than trust managers’ fees. Committee members shall have the following qualifications:

1. Each member of the Committee shall be “independent” as determined by the Board in its business judgment in accordance with standards established by the Exchange from time to time.

2. Each member of the Committee shall be “financially literate” (or become so within a reasonable time after his or her appointment to the Committee), as such qualification is interpreted by the Board in its business judgment in accordance with standards established by the Exchange from time to time.

3. At least one member of the Committee shall have such attributes relating to financial expertise as the Board determines in its business judgment satisfy standards set forth in rules and listing standards in Exchange and the rules and regulations established by the SEC from time to time.

DUTIES AND RESPONSIBILITIES:

The Committee has the following duties and responsibilities:

A. To retain and terminate the Company’s independent auditors (subject, if applicable, to shareholder ratification).

B. At least annually, to obtain and review a report by the independent auditors describing (1) the auditing firm’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues, and (3) all relationships between the independent auditor and the Company.

C. To review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors and present the Committee’s conclusions with respect to the independent auditors to the full Board.

D. To ensure that the lead audit partner does not serve in that capacity for more than five years and consider whether the audit firm itself should be changed periodically.

E. To discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

F. To receive reports from the Company’s Chief Executive Officer and Chief Financial Officer of (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and identify any material weakness in internal controls, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

G. To review analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements, and to review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company.

H. To review in advance of distribution all dividends and earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

I. To review any accounting adjustments that were noted or proposed by the auditor but were “passed” (including similar adjustments that were passed because individually they were not material); any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the auditing firm to the Company.

J. To review and approve the Company’s hedging policy and execution of hedging transactions.

K. To review and approve the Company’s credit loss reserve policy and establishment of reserves on a quarterly basis.

L. On behalf of the Board of Trust Managers, to authorize transactions in which the Company or any subsidiary incurs indebtedness (for this purpose, a guarantee by the Company or any subsidiary of the financial obligations of another person shall be deemed to be an incurrence of indebtedness), or refinances any indebtedness, in an amount greater than $10 million but less than $50 million (which shall require full Board approval) in any transaction or series of related transactions.

M. On behalf of the Board of Trust Managers, to authorize such other capital markets transactions or other transactions, and such other matters, as the Board may request.

N. As appropriate, to obtain advice and assistance from outside legal, accounting or other advisors.

O. To discuss policies with respect to risk assessment and risk management.

P. To review the adequacy of management information systems, internal accounting and financial controls.

Q. To meet separately, on a periodic basis, with Company personnel responsible for the internal audit function and with independent auditors.

R. To review with the independent auditor any audit problems or difficulties and management’s response.

S. To establish policies regarding hiring employees or former employees of the independent auditors.

T. To review annually internal and external audits, if any, of employees benefit plans and pension plans of the Company (including subsidiaries).

U. To review annually adequacy of the Company’s insurance.

V. To review annually adequacy of protection of technology, including physical security, patent and trademark program and proprietary information.

W. To review annually the policies and procedures relating to compliance with legal and regulatory requirements and the Company’s compliance therewith.

X. To report regularly to the Board.

PERFORMANCE EVALUATION REPORT:

The Committee will provide to the Board an annual performance evaluation of the Committee, including an assessment of the performance of the Committee based on the duties and responsibilities set forth in this charter and such other matters as the Committee may determine. The evaluation to the Board may take the form of an oral report by the Committee chairman or any other member of the Committee designated by the Committee to make the report.

DELEGATION TO SUBCOMMITTEE:

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

RESOURCES AND AUTHORITY OF THE COMMITTEE:

The Committee will be given the resources and authority appropriate to discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants. The Committee has the sole authority to approve all audit engagement fees and terms, as well as significant non-audit engagements with the independent auditors. The Company will provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of compensation (a) to the public accounting firm employed to audit the Company’s financial statements and (b) to any advisors employed by the Committee.

MINUTES:

Minutes will be kept of each meeting of the Committee and will be available to each member of the Board. Any action of the Committee (other than actions for which the Committee has sole authority as set forth herein) shall be subject to revision, modification, rescission, or alteration by the Board, provided that no rights of third parties shall be affected by any such revision, modification, rescission, or alteration.

AMENDMENTS:

This Audit Committee Charter may be amended in whole or in part with the approval of a majority of the Board.

APPENDIX B

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

PURPOSE:

The purpose of the Nominating and Governance Committee (the “Committee”) of the Board of Trust Managers (“Board”) of PMC Commercial Trust (the “Company”) is to identify individuals qualified to become members of the Board, to recommend individuals to the Board for nomination as members of the Board and its committees and to develop and recommend to the Board corporate governance principles applicable to the Company. The Committee shall report to the Board on a regular basis and not less than once a year.

MEMBERSHIP:

The Committee shall be comprised of three (3) or more members of the Board. The Committee will be organized in compliance with the rules and standards established by the principal stock exchange on which the Company’s common shares are traded (the “Exchange”) from time to time, including rules regarding the independence of members. Members of the Committee are appointed by the Board for one-year terms and shall serve at the pleasure of the Board. The Board shall designate a chairman of the Committee.

DUTIES AND RESPONSIBILITIES:

The Committee shall have the following duties and responsibilities:

1. To review periodically and make recommendations to the Board as to changes in the size, composition, organization and operational structure of the Board and its committees.

2. To review and make recommendations on the range of qualifications that should be represented on the Board and the eligibility criteria for individual Board membership.

3. To function as the “nominating committee” and, in that capacity, to identify and recruit individuals believed to be qualified to become Board members, consistent with criteria approved by the Board, and to recommend to the Board the nominees to stand for election to the Board at the annual meeting of shareholders (or, if applicable, at a special meeting of shareholders). In the case of a vacancy in the office of a trust manager (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by shareholders. In nominating a candidate for election to the Board, the Committee will be entitled to take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations comparable to the Company, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees. The Committee may solicit and consider suggestions of the directors or management regarding possible nominees, may consider nominees suggested by stockholders and generally shall guide the process of recruiting new trust managers. To identify Board members qualified to serve on any committee of the Board and to recommend to the Board nominees for appointment as members of the respective committees. In recommending a candidate for appointment to a committee, the Committee will be

B-1

entitled to take into consideration the factors set forth above for Board membership, applicable federal securities laws and Exchange regulations and any other factors it deems appropriate.

4. To establish procedures for the Committee to oversee the evaluation of the effectiveness of the Board, its committees and individual trust managers.

5. To develop and recommend to the Board a set of corporate governance principles applicable to the Company; to review those principles at least once a year; and to monitor the Board’s governance process and make recommendations to the Chairman and the Board on Board governance and related matters.

6. To monitor, evaluate and report to the Board, on a periodic basis, with respect to the Company’s compliance with legal and regulatory requirements imposed by the Exchange, the Securities and Exchange Commission or otherwise, with respect to corporate governance matters applicable to the Company.

7. To provide to the Board an annual performance evaluation of the Committee, as described under “Performance Evaluation Report” below, and to evaluate the annual evaluation reports of the other committees to assure compliance with the applicable review standards and to provide the Board a review of those committee reports.

8. To act on such other matters as the Board may specifically delegate to the Committee.

PERFORMANCE EVALUATION:

The Committee shall provide to the Board an annual performance evaluation of the Committee, including an assessment of the performance of the Committee based on the duties and responsibilities set forth in this charter and such other matters as the Committee may determine. The evaluation to the Board may take the form of an oral report by the Committee chairman or any other member of the Committee designated by the Committee to make the report.

RESOURCES AND AUTHORITY OF THE COMMITTEE:

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants. The Committee shall have the sole authority to select and retain a consultant or search firm to be used to identify director candidates, to terminate any such consultant or search firm retained by the Committee, and to approve the fees and other retention terms of any consultant or search firm retained by the Committee.

MINUTES:

Minutes will be kept of each meeting of the Committee and will be available to each member of the Board. Any action of the Committee (other than actions for which the Committee has sole authority as set forth herein) shall be subject to revision, modification, rescission, or alteration by the Board, provided that no rights of third parties shall be affected by any such revision, modification, rescission, or alteration.

AMENDMENTS:

This Nominating and Governance Committee Charter may be amended in whole or in part with the approval of a majority of the Board.

B-2

APPENDIX C

COMPENSATION COMMITTEE CHARTER

PURPOSES:

The purposes of the Compensation Committee (the “Committee”) of the Board of Trust Managers (“Board”) of PMC Commercial Trust (the “Company”) are as follows:

1. To discharge the responsibilities of the Board regarding oversight of compensation programs, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites applicable to all employees and specific compensation arrangements for the Chief Executive Officer and other designated executives and to recommend to the Board for Board approval the compensation payable to non-management Board members.

2. To prepare the report on executive compensation for inclusion in the Company’s annual proxy statement, in accordance with applicable rules and regulations.

MEMBERSHIP:

The Committee shall be comprised of three (3) or more members of the Board, each of whom is, in the business judgment of the Board, “independent” under the rules and standards established by the Securities and Exchange Commission and/or the principal exchange on which the Company’s common shares are traded. Members of the Committee are appointed by the Board for one year terms and shall serve at the pleasure of the Board. The Board shall designate a chairman of the Committee.

DUTIES AND RESPONSIBILITIES:

The Committee shall have the following duties and responsibilities:

1. To review management’s recommendations and advise management and the Board on broad compensation policies such as salary ranges, annual incentive bonuses, long-term incentive plans, including equity-based compensation programs, and other benefit and perquisite programs.

2. To establish performance objectives for the Chief Executive Officer, to evaluate the Chief Executive Officer’s performance in light of these objectives and to determine and approve the base salary, cash incentive bonus, equity-based incentive awards and other compensation for the Chief Executive Officer of the Company.

3. To review performance objectives established by the Chief Executive Officer for senior executives of the Company, to evaluate the performance of such executives relative to these objectives and to recommend to the Board base salaries, cash incentive bonuses, equity-based incentive awards and other compensation with respect to such executive, in connection with its overall review of executive compensation.

4. To administer the Company’s option and benefit plans.

5. To review the adequacy of Company’s succession planning and organizational effectiveness.

6. To review periodic reports of the Company’s compliance officer regarding legal compliance involving personnel and compensation matters.

7. To perform such other duties and responsibilities pertaining to compensation matters as may be assigned to the Committee by the Board or the Chairman of the Board.

C-1

PERFORMANCE EVALUATION:

The Committee shall provide to the Board an annual performance evaluation of the Committee, including an assessment of the performance of the Committee based on the duties and responsibilities set forth in this charter and such other matters as the Committee may determine. The evaluation to the Board may take the form of an oral report by the Committee chairman or any other member of the Committee designated by the Committee to make the report.

DELEGATION TO SUBCOMMITTEE:

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

RESOURCES AND AUTHORITY OF THE COMMITTEE:

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants. The Committee shall have the sole authority to select and retain a compensation consultant, to terminate any consultant retained by the Committee, and to approve the fees and other retention terms of any consultant.

MINUTES:

Minutes will be kept of each meeting of the Committee and will be available to each member of the Board. Any action of the Committee (other than actions for which the Committee has sole authority as set forth herein) shall be subject to revision, modification, rescission, or alteration by the Board, provided that no rights of third parties shall be affected by any such revision, modification, rescission, or alteration.

AMENDMENTS:

This Compensation Committee Charter may be amended in whole or in part with the approval of a majority of the Board.

C-2

ANNUAL MEETING OF STOCKHOLDERS OF

PMC COMMERCIAL TRUST

June 10, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

The Board of Trust Managers recommends a vote FOR Items 1 and 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
Item 1.	To consider and elect eight members of PMC Commercial's board of trust managers, each to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified.		Item 2.	To consider and ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants of PMC Commercial for the year ending December 31, 2004.	☐	☐	☐

If any other business is presented at the Meeting, this proxy will be voted by the proxies in their best judgment.
NOMINEES:
☐	FOR ALL NOMINEES	O Nathan G. Cohen O Martha R. Greenberg O Roy H. Greenberg	THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUST MANAGERS.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O Barry A. Imber O Irving Munn
☐	FOR ALL EXCEPT (See instructions below)	O Andrew S. Rosemore O Lance B. Rosemore O Ira Silver	Please mark, sign and return this proxy in the enclosed envelope or by facsimile. The undersigned acknowledges receipt from PMC Commercial of a Notice of Annual Meeting of Shareholders and a proxy statement.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUST MANAGERS OF

PMC COMMERCIAL TRUST

     The undersigned hereby appoints Barry N. Berlin and Jan F. Salit, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as designated on the reverse side, all the common shares of beneficial interest (each a “Share”) of PMC Commercial Trust (“PMC Commercial”) which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of shareholders of PMC Commercial to be held at 10:00 a.m. Central time, on Thursday, June 10, 2004 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be signed on the reverse side)